                                4,750,000 Shares

                           ACCUMED INTERNATIONAL, INC.

                                  Common Stock


                             UNDERWRITING AGREEMENT


                                                             September    , 1996


TUCKER ANTHONY INCORPORATED
VECTOR SECURITIES INTERNATIONAL, INC.

     As Representatives of the Several Underwriters

c/o  TUCKER ANTHONY INCORPORATED
     One World Financial Center
     200 Liberty Street
     Third Floor
     New York, New York 10281

Ladies and Gentlemen:

          AccuMed International, Inc., a Delaware corporation (the "Company"), proposes to issue and sell an aggregate of 2,831,455 shares of its common stock, par value $0.01 per share, and the persons named on Schedule I hereto (the "Selling Stockholders") propose to sell an aggregate of 1,918,545 shares of common stock of the Company, including 589,797 shares that will be issued to certain Selling Stockholders upon exercise of outstanding options or warrants and sold in connection herewith (such shares to be sold by the Selling Stockholders together with the 2,831,455 shares of common stock to be issued and sold by the Company, the "Initial Securities"), to the several Underwriters named in Schedule II hereto for whom Tucker Anthony Incorporated ("Tucker Anthony") and Vector Securities International, Inc. ("Vector") are acting as representatives (the "Representatives"). In addition, solely for the purpose of covering over-allotments, the Company proposes to grant to the several Underwriters, upon the terms and conditions set forth in Section 2 hereof, an option to purchase up to an additional 712,500 shares of Common Stock of the Company (the "Option Securities"). The Company and the Selling Stockholders are hereinafter sometimes referred to as the "Sellers." The Initial Securities and the Option Securities are hereinafter collectively referred to as the "Securities." The Company's common stock, par value $0.01 per share, including the Securities, is hereinafter referred to as the "Common Stock." The Company and the Selling

Stockholders wish to confirm as follows their agreements with you and the other Underwriters on whose behalf you are acting in connection with the several purchases by the Underwriters of the Securities:

          1. REGISTRATION STATEMENT AND PROSPECTUS. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-2 (No. 333-09011) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus, or prospectuses, and either (A) has prepared and filed, prior to the effective date of such registration statement, an amendment to such registration statement, including a final prospectus or (B) if the Company has elected to rely upon Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), will prepare and file a prospectus, in accordance with the provisions of Rule 430A and Rule 424(b) ("Rule 424(b)") of the 1933 Act Regulations, promptly after execution and delivery of this Agreement. Additionally, if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, the Company will prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b), promptly after execution and delivery of this Agreement. The information, if any, included in such prospectus or in such Term Sheet, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it becomes effective (a) pursuant to paragraph (b) of Rule 430A, is referred to herein as the "Rule 430A Information," or (b) pursuant to paragraph (d) of Rule 434, is referred to herein as the "Rule 434 Information." Each prospectus used before the time such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information that was used after effectiveness and prior to the execution and delivery of this Agreement, including the documents incorporated by reference therein pursuant to Item 12 of Form S-2 under the 1933 Act, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto, schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-2 under the 1933 Act, at the time it became effective and including, if applicable, the Rule 430A Information or the Rule 434 Information, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term Registration Statement shall include the Rule 462(b) Registration Statement. The final prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form S-2 under the 1933 Act, in the form first furnished to the Underwriters for use in connection with the offering of the Securities, is herein referred to as the "Prospectus." If Rule 434 is relied upon, the term "Prospectus" shall refer to the prelimi-nary prospectus last furnished to the Underwriters in connection with the offering of the Securities, together with the Term Sheet, and all references to the date of the Prospectus shall mean the date of the Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy, if any, filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

          All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of similar import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "1934 Act"), which is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

          2. AGREEMENTS TO SELL AND PURCHASE. Upon the basis of the representations, warranties and agreements contained herein and subject to all the terms and conditions set forth herein and to such adjustments as you may determine to avoid fractional shares, the Company hereby agrees to issue and sell to each Underwriter and each Underwriter agrees, severally and not jointly,
to purchase from the Company, at a purchase price of $       per share (the
"purchase price per share"), the number of Initial Securities set forth in
Schedule II opposite the name of such Underwriter under the column "Number of Initial Securities to be Purchased from the Company" (or such number of Initial Securities increased as set forth in Section 12 hereof).

          Upon the basis of the representations, warranties and agreements contained herein and subject to all the terms and conditions set forth herein and to such adjustments as you may determine to avoid fractional shares, each Selling Stockholder agrees to sell to each Underwriter and each Underwriter agrees, severally and not jointly, to purchase from each Selling Stockholder, at the purchase price per share, that number of Initial Securities as is equal to the product of (i) the number of Initial Securities set forth in Schedule I opposite such Selling Stockholder's name multiplied by (ii) the percentage of Initial Securities that such Underwriter is purchasing from the Company as set forth in Schedule II (or such number of Initial Securities increased as set forth in Section 12 hereof).

          Upon the basis of the representations, warranties and agreements contained herein and subject to all the terms and conditions set forth herein, the Company hereby grants an option (the "over-allotment option") to the Underwriters to purchase from the Company, at the purchase price per share, up to an aggregate of 712,500 Option Securities. Option Securities may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Securities. Such option shall expire at 5:00 P.M., Chicago time, on the 30th day after the date of this Agreement (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading). Such over-allotment option may be exercised at any time or from time to time until its expiration. Upon any exercise of the over-allotment option, each Underwriter, severally and not jointly, agrees to purchase from the Company that proportion of the total number of Option Securities as is equal to the percentage of Initial Securities that such Underwriter is purchasing from the Company and the Selling Stockholders (or such number of Initial Securities increased as set forth in Section 12 hereof), subject to such adjustments as you may determine to avoid fractional shares.

          Certificates in transferable form for the Securities that each of the Selling Stockholders agrees to sell pursuant to this Agreement (together with stock powers endorsed in blank) and, with respect to the Initial Securities to be sold by the Selling Stockholders hereby upon the exercise of warrants or options, warrant certificates or stock option agreements and notices of exercise, have been placed in custody with American Stock Transfer & Trust Company (the "Custodian") for delivery under this Agreement pursuant to a Letter of Transmittal and Custody Agreement and an Irrevocable Power of Attorney of Selling Stockholder (collectively, the "Custody Agreement") executed by each of the Selling Stockholders appointing Peter P. Gombrich and Jude Augustine as agents and attorneys-in-fact (the "Attorneys-in-Fact"). Each Selling Stockholder agrees that (i) the Securities represented by the certificates, the warrant certificates, the stock option agreements, the notices of exercise and the stock powers held in custody pursuant to the Custody Agreement are subject to the interests of the Underwriters, the Company and each other Selling Stockholder, (ii) the arrangements made by the Selling Stockholders for such custody are, except as specifically provided in the Custody Agreement, irrevocable, and (iii) the obligations of the Selling Stockholders hereunder and under the Custody Agreement shall not be terminated by any act of such Selling Stockholder or by operation of law, whether by the death or incapacity of any Selling Stockholder or the occurrence of any other event or, if the Selling Stockholder is not a natural person, upon any dissolution, winding up, distribution of assets or other event affecting the legal existence of such Selling Stockholder. If any Selling Stockholder shall die or be incapacitated or if any other event shall occur before the delivery of the Securities hereunder or if the Selling Stockholder is not a natural person and shall dissolve, wind up, distribute assets or if any other event affecting the legal existence of such Selling Stockholder shall occur before the delivery of the Securities hereunder, certificates for the Securities of such Selling Stockholder shall be delivered to the Underwriters by the Attorneys-in-Fact, or either of them, in accordance with the terms and conditions of this Agreement and the Custody Agreement as if such death or incapacity, dissolution, winding up or distribution of assets or other event had not occurred, regardless of whether or not the Attorneys-in-Fact or any Underwriter shall have received notice of such death, incapacity, dissolution, winding up or distribution of assets or other event. Each Attorney-in-Fact is authorized, on behalf of each of the Selling Stockholders, to execute this Agreement and any other documents necessary or desirable in connection with the sale of the Securities to be sold hereunder by such Selling Stockholder, to make delivery of the certificates for such Securities, to receive the proceeds of the sale of such Securities, to give receipts for such proceeds, to pay therefrom any expenses to be borne by such Selling Stockholder in connection with the sale and public offering of such Securities, to distribute the balance thereof to such Selling Stockholder, and to take such other action as may be necessary or desirable in connection with the transactions contemplated by this Agreement. Each Attorney-in-Fact agrees to perform his or her duties under the Custody Agreement.

          3. TERMS OF PUBLIC OFFERING. The Sellers have been advised by you that the Underwriters propose to make a public offering of their respective portions of the Securities as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable and initially to offer the Securities upon the terms set forth in the Prospectus.

          4. DELIVERY OF THE SECURITIES AND PAYMENT THEREFOR. Delivery to the Underwriters of and payment for the Initial Securities shall be made at the office of Skadden, Arps, Slate, Meagher & Flom, 333 West Wacker Drive, Suite 2100, Chicago, Illinois 60606, at 9:00 A.M., Chicago time, on the third (fourth, if the pricing occurs after 4:30 p.m. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 12 hereof) (the "Closing Date"). The place of closing for the Initial Securities and the Closing Date may be varied by agreement among you, the Attorneys-in-Fact (or either of them) and the Company.

          Delivery to the Underwriters of and payment for any Option Securities to be purchased by the Underwriters shall be made at the aforementioned office of Skadden, Arps, Slate, Meagher & Flom at such time on such date (an "Option Closing Date"), which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor earlier than two nor later than ten business days after the giving of the notice hereinafter referred to, as shall be specified in a written notice from you on behalf of the Underwriters to the Company of the Underwriters' determination to purchase a number, specified in such notice, of Option Securities. The place of closing for any Option Securities and the Option Closing Date for such Option Securities may be varied by agreement between you and the Company.

          Certificates for the Initial Securities and for any Option Securities to be purchased hereunder shall be registered in such names and in such denominations as you shall request by written notice (it being understood that a facsimile transmission shall be deemed written notice) prior to 9:30 A.M., Chicago time, on the second business day preceding the Closing Date or any Option Closing Date, as the case may be. Such certificates shall be made available to you in Chicago, Illinois or New York, New York, as requested by you in the aforesaid notice, for inspection and packaging not later than 9:30 A.M., Chicago time, on the business day next preceding the Closing Date or an Option Closing Date, as the case may be. The certificates and stockpowers evidencing the Initial Securities and any Option Securities to be purchased hereunder shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, against payment of the purchase price therefor by certified or official bank check or checks payable in New York Clearing House (next day) funds to the order of the Company or the Attorneys-in-Fact, as the case may be. It is understood that each Underwriter has authorized you, for its account, to accept delivery of, acknowledge receipt of, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, that it has agreed to purchase. Tucker Anthony and Vector, individually and not as Representatives, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose check has not been received by the Closing Date or the Option Closing Date, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

          5. AGREEMENTS OF THE COMPANY. The Company covenants and agrees with the several Underwriters as follows:

               a. The Company will notify the Underwriters immediately, and confirm the notice in writing, (i) of the effectiveness of the Registration Statement and any amendment thereto, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the suspension of qualification of the Securities for offering or sale in any jurisdiction or the initiation of any proceedings for such purpose and (v) during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, of any change, or any event or occurrence which could result in such a change, in the Company's condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company or the happening of any event, including the filing of any information, documents or reports pursuant to the 1934 Act, that makes any statement of a material fact made in the Registration Statement or the Prospectus (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to state a material fact required by the 1933 Act or the 1933 Act Regulations to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Prospectus to comply with the 1933 Act, the 1933 Act Regulations or any other law. The Company shall use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of the Securities under any state securities or Blue Sky laws, and, if at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of the Securities under any state securities or Blue Sky laws, the Company shall use every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

               b. The Company (i) will give the Underwriters notice of its intention to prepare or file any amendment to the Registration Statement (including any post-effective amendment), any Rule 462(b) Registration Statement, any Term Sheet or any amendment or supplement to the Prospectus (including any revised prospectus or Term Sheet and preliminary prospectus which the Company proposes for use by the Underwriters in connection with the offering of the Securities which differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus or Term Sheet and preliminary prospectus is required to be filed pursuant to Rule 424(b)), whether pursuant to the 1933 Act, the 1934 Act or otherwise, (ii) will furnish the Underwriters with copies of any Rule 462(b) Registration Statement, Term Sheet, amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and (iii) will not file any such Rule 462(b) Registration Statement, Term Sheet, amendment or supplement or use any such prospectus to which the Underwriters or counsel for the Underwriters shall object.

               c. The Company has furnished or will deliver to the Underwriters and their counsel, without charge, as many signed and conformed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) as the Underwriters may reasonably request. If applicable, the copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

               d. The Company will furnish to each Underwriter, without charge, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request for the purposes contemplated by the 1933 Act, the 1934 Act, the 1933 Act Regulations or the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations"). If applicable, the Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

               e. The Company will comply with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act, the 1934 Act, the 1933 Act Regulations or the 1934 Act Regulations to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 5(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

               f. During the period of five years hereafter, the Company will furnish to you (i) as soon as available, a copy of each report of the Company mailed to stockholders or filed with the Commission or the Nasdaq National Market ("NASDAQ"), and (ii) from time to time such other information concerning the Company as you may request.

               g. The Company will use its best efforts, in cooperation with counsel to the Underwriters, to qualify the Securities for offering and sale under the applicable securities or Blue Sky laws of such states and other jurisdictions of the United States as the

Underwriters may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; PROVIDED, HOWEVER, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

               h. The Company will make generally available to its security holders as soon as practicable, but not later than 45 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

               i. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds."

               j. If, at the time that the Registration Statement becomes effective, any Rule 430A Information or Rule 434 Information shall have been omitted therefrom, then immediately following the execution of this Agreement, the Company will prepare, and file or transmit for filing with the Commission in accordance with Rule 430A or Rule 434 and Rule 424(b), copies of a Prospectus or Term Sheet containing such Rule 430A Information and Rule 434 Information, respectively, or, if required by Rule 430A, a post-effective amendment to the Registration Statement (including an amended Prospectus), containing such Rule 430A Information.

               k. If the Company elects to rely upon Rule 462(b), the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 of the 1933 Act Regulations by the earlier of (i) 10:00 P.M. Eastern time on the date hereof and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2).

               l. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

               m. During a period of 180 days from the date of the Prospectus, the Company will not, without the prior written consent of the

Representatives, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or
(ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of security outstanding on the date hereof and referred to in the Prospectus, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Prospectus, (D) any shares of Common Stock issued pursuant to any non-employee director stock plan, (E) up to 100,000 shares of Common Stock to be issued by the Company on or before December 31, 1996 in connection with the acquisition of the intellectual property assets of Accuron Corporation or Technostics Corporation or (F) file a registration statement (or a pre effective amendment to an existing registration statement) covering Common Stock held by stockholders subject to the lock-up agreements described in n. below.

               n. The Company has furnished or will furnish to you "lock-up" letters, in form and substance satisfactory to you, signed by each of its current officers and directors and each of its stockholders designated by you.

               o. The Company will supply the Underwriters with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Securities under the 1933 Act.

               p. Prior to the Closing Date, the Company shall furnish to the Underwriters, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company and its subsidiaries, for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement and the Prospectus.

               q. Prior to the Closing Date, the Company will issue no press release or other communications directly or indirectly and hold no press conference with respect to the Company or any of its subsidiaries, the condition, financial or otherwise, or the earnings, business affairs or business prospects of any of them, or the offering of the Securities, without the prior written consent of the Representatives unless in the judgment of the Company and its counsel, and after notification to the Representatives, such press release or communication is required by law.

               r. The Company will comply with all provisions of Florida H.B. 1771, codified as Section 517.075 of the Florida statutes, and all regulations promulgated thereunder relating to issuers doing business with Cuba.

               s. The Company has not taken, nor will it take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities.

               t. The Company will use its best efforts to maintain the quotation of the Common Stock (including the Securities) on NASDAQ and will file with NASDAQ all documents and notices required by NASDAQ of companies that have securities that are traded in the over-the-counter market and quotations for which are reported by NASDAQ.

               u. During a period of one year from the date of the Prospectus, the Company will not, without the prior written consent of the Representatives, purchase or redeem any of the outstanding Redeemable Warrants described in the Prospectus under the caption "Description of Capital Stock" exercisable for an aggregate amount of 2,702,705 shares of Common Stock.

          6. AGREEMENTS OF THE SELLING STOCKHOLDERS. Each of the Selling Stockholders severally covenants and agrees with the several Underwriters as follows:

               a. Such Selling Stockholder will cooperate to the extent necessary to cause the Registration Statement or any post-effective amendment thereto to become effective at the earliest possible time.

               b. Such Selling Stockholder will pay all Federal, state and other taxes, if any, on the transfer or sale of such Securities that are sold by the Selling Stockholder to the Underwriters. In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 and the Interest and Dividend Tax Compliance Act of 1983 with respect to the transaction herein contemplated each of the Selling Stockholders agrees to deliver to you prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

               c. Such Selling Stockholder will do or perform all things required to be done or performed by such Selling Stockholder prior to the Closing Date to satisfy all conditions precedent to the delivery of the Securities pursuant to this Agreement relating to such Selling Stockholder.

               d. Other than as set forth in this paragraph d., such Selling Stockholder will not, without the prior written consent of the Representatives, offer, sell or otherwise dispose of any shares of Common Stock, options or warrants to acquire shares of Common Stock or securities exchangeable for or convertible into shares of Common Stock owned by them (other than through the offering) for a period of 270 days after the date of the Prospectus, except that such holder may (i) after 90 days following the date of the Prospectus, dispose of one third of their shares of Common Stock, options, warrants and exchangeable securities and (ii) after 180 days following the date of the Prospectus, dispose of an additional one third of their shares of Common Stock, options, warrants and exchangeable securities; PROVIDED, HOWEVER, that, notwithstanding the foregoing provisions, (A) with respect to 977,807 Redeemable Warrants held by Commonwealth Associates, Commonwealth Associates shall not, without the prior written consent of the Representatives, offer, sell or otherwise dispose of any shares of Common Stock underlying 900,000 Redeemable Warrants beneficially owned by Commonwealth Associates for a period of 60 days after the date of the Prospectus (the foregoing 900,000 Redeemable Warrants are not subject to any restriction on transfer and the remaining 77,807 Redeemable Warrants (including the underlying shares of Common Stock) are not subject to any restriction on transfer) and (B) with respect to the shares of Common Stock, options or warrants to acquire shares of Common Stock or securities exchangeable for or convertible into shares of Common Stock owned by Peter P. Gombrich ("Gombrich Securities"), Peter P. Gombrich agrees that he will not, without the prior written consent of the Representatives, offer, sell or otherwise dispose of any Gombrich Securities (other than through the offering) for a period of 270 days after the date of the Prospectus.

               e. Such Selling Stockholder has not taken, nor will it take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities.

               f. Such Selling Stockholder promptly will advise you on behalf of the several Underwriters, and immediately confirm such advice in writing, (i) of receipt by such Selling Stockholder or by any representative or agent of such Selling Stockholder, of any communication from the Commission relating to the Registration Statement or the Prospectus, or any notice or order of the Commission relating to the Company or such Selling Stockholder in connection with the transactions contemplated by this Agreement and

(ii) of the happening of any event which makes or may make any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any change in the Registration Statement or Prospectus in order to make any such statement, in the light of the circumstances under which it was made, not misleading or to comply with the 1933 Act, the 1934 Act or any other law.

          7. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Underwriter that:

               a. When the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto becomes effective, at the date of the Prospectus, if different, and at the Closing Date and the Option Closing Date, as the case may be, the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied or will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any supplements or amendments thereto will not at the date of the Prospectus, at the date of any such supplements or amendments, or at the Closing Date or the Option Closing Date, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434 and the Prospectus shall not be "materially different," as such term is used in Rule 434, from the Prospectus included in the Registration Statement at the time it became effective. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus relating to any Selling Stockholder or any Underwriter made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter, through the Representatives, or such Selling Stockholder, as the case may be, expressly for use in the Registration Statement or Prospectus. The Company has not distributed any offering materials in connection with the offering or sale of the Securities other than the Registration Statement, the preliminary prospectus, the Prospectus, the Term Sheet, if applicable, or any other materials, if any, permitted by the 1933 Act or the 1933 Act Regulations.

               b. Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and, if applicable, each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

               c. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations or the 1934 Act and the 1934 Act Regulations, as applicable, and, when read together with the other information in the Prospectus, at the date of the Prospectus and on the Closing Date (and, if any Option Securities are purchased, on the applicable Option Closing Date), will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               d. The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

               e. The financial statements included in the Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein. The financial information and statistical data set forth in the Prospectus are prepared on an accounting basis consistent with such financial statements. The pro forma financial statements and the related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

               f. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (i) there has been no material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (ii) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company, and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock. The Company has no material contingent obligations which are not disclosed in the Registration Statement.

               g. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

               h. Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, charge, encumbrance, claim or equity. There are no outstanding subscriptions, options, warrants, commitments, convertible or exchangeable securities or other rights granted by the Company or any subsidiary to acquire any shares of capital stock of or ownership interests in any subsidiary of the Company and there are no commitments, plans or arrangements to do so. Except as described in the Prospectus, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity.

               i.   The authorized, issued and outstanding capital stock of the

Company is as set forth in the Prospectus under "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement or pursuant to reservations, agreements, employee or director benefit plans or the exercise of convertible securities referred to in the Prospectus); the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable and have not been issued in violation of or are not otherwise subject to any preemptive or other similar rights; the Securities have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable; the certificates evidencing the Securities are in due and proper form under Delaware law; the authorized capital stock of the Company, including the Securities, conforms to all statements relating thereto contained in the Prospectus; and the issuance of the Securities is not subject to preemptive or other similar rights. There are no outstanding subscriptions, options, warrants, convertible or exchangeable securities or other rights granted to or by the Company to purchase shares of Common Stock or other securities of the Company and there are no commitments, plans or arrangements to issue any shares of Common Stock or any security convertible into or exchangeable for Common Stock, in each case other than as described in the Prospectus.

               j. Except as disclosed in the Registration Statement and except as would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, (A) the Company and its subsidiaries are each in compliance with all applicable Environmental Laws, (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with the requirements of such permits authorizations and approvals, (C) there are no pending or, to the best knowledge of the Company, threatened Environmental Claims against the Company or any of its subsidiaries and (D) under applicable law, there are no circumstances with respect to any property or operations of the Company or its subsidiaries that are reasonably likely to form the basis of an Environmental Claim against the Company or any of its subsidiaries.

          For purposes of this Agreement, the following terms shall have the following meanings: "Environmental Law" means any United States (or other applicable jurisdiction's) Federal, state, local or municipal statute, law, rule, regulation, ordinance, code, policy or rule of common law and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgement, relating to the environment, health, safety or any chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority. "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law.

               k. Each of (i) this Agreement, (ii) the Share Purchase Agreement, dated as of August 16, 1996 (the "Oncometrics Share Purchase Agreement"), by and between the Company and Xillix Technologies Corp., (iii) the Subscription Agreement, dated as of August 16, 1996 (the "Oncometrics Subscription Agreement"), by and between the Company and Oncometrics Imaging Corp., (iv) the Stock Purchase Agreement, dated as of August 15, 1996 (the "RADCO Purchase Agreement" and, together with the Oncometrics Share Purchase Agreement and the Oncometrics Subscription Agreement, the "Acquisition Agreements"), by and among the Company, RADCO Ventures, Inc., American Equities Overseas, Inc. and the holders of common stock of RADCO Ventures, Inc. named on
Schedule 1 to the RADCO Purchase Agreement, and (v) the agreements and instruments to be executed and delivered by the Company in connection with the Acquisition Agreements (such agreements and instruments, together with the Acquisition Agreements, being referred to herein as the "Related Agreements"), has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution hereunder and thereunder may be limited by Federal or state securities laws or the public policy underlying such laws and except that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in proceeding in equity or at law). The execution and delivery of the Related Agreements by the Company and the consummation of the transactions contemplated thereby have been duly authorized by requisite corporate action on the part of the Company.

               l. Neither the Company nor any of its subsidiaries is in violation of its charter or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust, or other instrument or agreement to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject; and the execution, delivery and performance of this Agreement and each of the Related Agreements and the consummation of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust or other instrument or agreement to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or bylaws of the Company or any of its subsidiaries or any applicable statute, law, rule, regulation, ordinance, decision, directive or order.

               m. No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the best knowledge of the Company, is imminent; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors which might, singly or in the aggregate, be expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

               n. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which, singly or in the aggregate, might result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, or which, singly or in the aggregate, might materially and adversely affect the properties or assets thereof or which might materially and adversely affect the consummation of this Agreement; all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed.

               o. The Company and its subsidiaries own or are licensed to use all patents, patent applications, inventions, trademarks, trade names, applications for registration of trademarks, service marks, service mark applications, copyrights, know-how, manufacturing processes, formulae, trade secrets, licenses and rights in any thereof and any other intangible property and assets (herein called the "Propri-etary Rights") which are material to the businesses of the Company and its subsidiaries as now conducted and as proposed to be conducted, in each case as described in the Prospectus. The description of the Proprietary Rights is correct in all material respects and fairly and correctly describes the Company's and its subsidiaries' rights with respect thereto. The Company does not have any knowledge of, and the Company has not given or received any notice of, any pending conflicts with or infringement of the rights of others with respect to any Proprietary Rights or with respect to any license of Proprietary Rights. No action, suit, arbitration, or legal, administrative or other proceeding, or investigation is pending, or, to the best knowledge of the Company, threatened, which involves any Proprietary Rights. Neither the Company nor any subsidiary is subject to any judgment, order, writ, injunction or decree of any court or any Federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, or has entered into or is a party to any contract which restricts or impairs the use of any such Proprietary Rights in a manner which would have a material adverse effect on the use of any of the Proprietary Rights. To the best knowledge of the Company, no Proprietary Rights used by the Company or any of its subsidiaries, and no services or products sold by the Company or any of its subsidiaries, conflict with or infringe upon any proprietary rights available to any third party. Neither the Company nor any subsidiary has received written notice of any pending conflict with or infringement upon such third-party proprietary rights. Neither the Company nor any subsidiary has entered into any consent, indemnification, forbearance to sue or settlement agreement with respect to Proprietary Rights other than in the ordinary course of business. No claims have been asserted by any person with respect to the validity of the Company's or any of its subsidiaries' ownership or right to use the Proprietary Rights and, to the best knowledge of the Company, there is no reasonable basis for any such claim to be successful. The Proprietary Rights are valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or cancelled or is the subject of cancellation or other adversarial proceedings, and all applications therefore are pending and are in good standing. The Company and its subsidiaries have complied, in all material respects, with their respective contractual obligations relating to the protection of the Proprietary Rights used pursuant to licenses. To the best knowledge of the Company, no person is infringing on or violating the Proprietary Rights owned or used by the Company or any of its subsidiaries.

               p. No registration, authorization, approval, qualification or consent of any court or governmental authority or agency is necessary in connection with the offering, issuance or sale of the Securities hereunder, except such as may be required under the 1933 Act or the 1933 Act Regulations or state securities or Blue Sky laws (or such as may be required by the NASD).

               q. The Company and each of its subsidiaries possess and are operating in compliance with all material licenses, certificates, consents, authorities, approvals and permits (collectively, "permits") from all state, Federal, foreign and other regulatory agencies or bodies necessary to conduct the businesses now operated by them, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such permit or any circumstance which would lead it to believe that such proceedings are reasonably likely which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

               r. Except as described in the Prospectus, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

               s. No order preventing or suspending the use of any preliminary prospectus has been issued and no proceedings for that purpose are pending or, to the knowledge of the Company, threatened or contemplated by the Commission; and to the best knowledge of the Company, no order suspending the offering of the Securities in any jurisdiction designated by the Underwriters pursuant to
Section 5(g) of this Agreement has been issued and, to the best knowledge of the Company, no proceedings for that purpose have been instituted or threatened or are contemplated.

               t. The Company and each of its subsidiaries have good and marketable title to their respective properties, free and clear of all material security interests, mortgages, pledges, liens, charges, encumbrances, claims and equities of record. The properties of the Company and its subsidiaries are, in the aggregate, in good repair (reasonable wear and tear excepted), and suitable for their respective uses. Any real properties held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the conduct of the business of the Company and its subsidiaries considered as one enterprise.

               u. The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               v. The Company and its subsidiaries have conducted and are conducting their respective businesses in compliance with all applicable Federal, state, local and foreign statutes, laws, rules, regulations, ordinances, codes, decisions, decrees, directives and orders, except where the failure to do so would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

               w. To the best of the Company's knowledge, neither the Company nor any of its subsidiaries nor any employee or agent of the Company or any subsidiary has made any payment of funds of the Company or any subsidiary or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

               x. The Company is not now, and after sale of the Securities to be sold by it hereunder and application of the net proceeds from such sale as described in the Prospectus under the caption "Use of Proceeds" will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

               y. All offers and sales of capital stock of the Company prior to the date hereof were at all relevant times duly registered or exempt from the registration requirements of the 1933 Act and were duly registered or subject to an available exemption from the registration requirements of the applicable state securities or Blue Sky laws.

               z. The Company has complied with all provisions of Florida H.B. 1771, codified as Section 517.075 of the Florida statutes, and all regulations promulgated thereunder relating to issuers doing business with Cuba.

               aa. The Common Stock is registered pursuant to Section 12(g) of the 1934 Act. The Securities have been duly authorized for quotation on NASDAQ, subject to meeting all applicable listing requirements on the Closing Date and subject to notice of issuance. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the 1934 Act or delisting the Common Stock from NASDAQ, nor has the Company received any notification that the Commission or NASDAQ is contemplating terminating such registration or listing.

               ab. Neither the Company nor, to its knowledge, any of its officers, directors or affiliates has taken, and at the Closing Date and at any later Option Closing Date, neither the Company nor, to its knowledge, any of its officers, directors or affiliates will have taken, directly or indirectly, any action which has constituted, or might reasonably be expected to constitute, the stabilization or manipulation of the price of sale or resale of the Securities.

               ac. The Company and each of its subsidiaries maintain insurance of the types and in amounts adequate for its and its subsidiaries' business and consistent with insurance coverage maintained by similar companies in similar business, including but not limited to, insurance covering clinical trial liability, product liability and real and personal property owned or leased against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

               ad. The Company and each of its subsidiaries have filed all material tax returns required to be filed, which returns are true and correct in all material respects, and neither the Company nor any of its subsidiaries is in default in the payment of any taxes, including penalties and interest, assessments, fees and other charges, shown thereon due or otherwise assessed, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without interest which were payable pursuant to said returns or any assessments with respect thereto.

               ae. Except as described in the Prospectus, to the best of the Company's knowledge, there are no rulemaking or similar proceedings before the United States Food and Drug Administration or comparable Federal, state, local or foreign government bodies which involve or affect the Company or any subsidiary, which, if the subject of an action unfavorable to the Company or any subsidiary, could involve a prospective material adverse change in or effect on the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

               af. The Company has not received any communication (whether written or oral) relating to the termination or threatened termination or modification or threatened modification of any material, consulting, licensing, marketing, research and development, cooperative or any similar agreement, including, without limitation, the collaborative research and license agreements listed under the section of the Prospectus entitled, "Business--Cytopathology-- Cytopathology Sales and Marketing," "--Microbiology--Microbiology Products-- alamarBlue" and "--Microbiology Products--KB Reader." Each such collaborative and licensing agreement is in effect substantially as described in such section of the Prospectus.

               ag. To the knowledge of the Company, if any full-time employee identified in the Prospectus has entered into any non-competition, non-disclosure, confidentiality or other similar agreement with any party other than the Company or any subsidiary, such employee is neither in violation thereof nor is expected to be in violation thereof as a result of the business conducted or expected to be conducted by the Company or any subsidiary as described in the Prospectus or such person's performance of his or her obligations to the Company or any subsidiary; and neither the Company nor any subsidiary has received written notice that any consultant or scientific advisor of the Company or any subsidiary is in violation of any non-competition, non-disclosure, confidentiality or similar agreement.

          8. REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDERS. Each Selling Stockholder severally represents and warrants to each Underwriter that:

               a. Such Selling Stockholder is not prompted to sell the Securities to be sold by such Selling Stockholder pursuant to this Agreement by any information concerning the Company or any of its subsidiaries that is not set forth in the Prospectus or other documents filed with the Commission.

               b. Such Selling Stockholder now has, and on the Closing Date will have, or, with respect to the Securities to be sold by the Selling Stockholders hereby upon the exercise of warrants or options, such Selling Stockholder will have upon payment to the Company of the exercise price for such Securities to be issued upon the exercise of such warrants or options, good and marketable title to the Securities to be sold by such Selling Stockholder, free and clear of any security interest, mortgage, pledge, lien, charge, encumbrance, claim or equity, including, without limitation, any restriction on transfer.

               c. Such Selling Stockholder now has, and on the Closing Date will have, or, with respect to the Securities to be sold by the Selling Stockholders hereby upon the exercise of warrants or options, such Selling Stockholder will have upon payment to the Company of the exercise price for such Securities to be issued upon the exercise of such warrants or options, full legal right, power and authorization to sell, assign, transfer and deliver such Securities in the manner provided in this Agreement, and upon delivery of and payment for such Securities hereunder, the several Underwriters will acquire good and marketable title to such Securities free and clear of any security interest, mortgage, pledge, charge, encumbrance, claim or equity, including, without limitation, any restriction on transfer.

               d. Such Selling Stockholder has full power (corporate or other) to enter into this Agreement and the Custody Agreement and to perform its obligations hereunder and thereunder. This Agreement and the Custody Agreement have been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and are the valid and binding agreements of such Selling Stockholder enforceable against such Selling Stockholder in accordance with their terms, except as to rights to indemnity and contribution thereunder may be limited by Federal or state securities laws or the public policy underlying such laws and except that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and
(ii) general principles of equity (regardless of whether enforceability is considered in proceeding in equity or at law).

               e. Neither the sale of the Securities, the execution, delivery or performance of this Agreement or the Custody Agreement by or on behalf of such Selling Stockholder, nor the consummation by or on behalf of such Selling Stockholder of the transactions contemplated hereby and thereby (i) requires any registration, authorization, approval, qualification or consent of or with any governmental authority, court or person by such Selling Stockholder (except such as may be required under the 1933 Act or the 1933 Act Regulations or state securities or Blue Sky laws of various jurisdictions in which the Securities are being distributed or as may be required by the NASD) or (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust or other instrument or agreement to which such Selling Stockholder is a party or by which such Selling Stockholder is or may be bound, or violates or will violate the charter documents, by-laws, partnership agreement or comparable governing documents of such Selling Stockholder or any statute, law, rule, regulation, ordinance, code, decision, directive or order applicable to such Selling Stockholder, or will result in the creation or imposition of any security interest, mortgage, pledge, charge, encumbrance, claim or equity upon any property or assets of such Selling Stockholder pursuant to the terms of any contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust or other instrument or agreement to which such Selling Stockholder is a party or by which such Selling Stockholder may be bound or to which any of the property or assets of such Selling Stockholder is subject.

               f. The Registration Statement and the Prospectus, insofar as they relate to such Selling Stockholder, do not and will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, to the best of such Selling Stockholder's knowledge, each representation and warranty of the Company is true and correct in all material respects.

               g. The representations and warranties of such Selling Stockholder in the Custody Agreement are, and on the Closing Date will be, true and correct.

               h. Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities; and such Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than the preliminary prospectus filed with the Commission or other materials permitted by the 1933 Act and the 1933 Act Regulations.

               i. Such Selling Stockholder does not have any knowledge or any reason to believe that the Registration Statement or the Prospectus (or any amendment or supplement thereto) contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

               j. Except with respect to Commonwealth Associates and Michael Falk, neither the Selling Stockholder nor any of his, her or its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section (q) of the By-Laws of the NASD), any member firm of the NASD.

          9.   INDEMNIFICATION AND CONTRIBUTION.

               a. The Company and Peter P. Gombrich, (the "Controlling Selling Stockholder"), jointly and severally, agree to indemnify and hold harmless
(i) each Underwriter and (ii) each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person") and
(iii) the respective directors, officers, partners and employees of any of the Underwriters or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Person") to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities and expenses whatsoever (including, without limitation, all reasonable costs of pursuing, investigating and defending any claim, suit or action or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Person), directly or indirectly, caused by, related to, based upon or arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereto, including the Rule 430A Information and Rule 434 Information, if applicable, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Underwriter furnished in writing to the Company by or on behalf of any Underwriter through you.

               b. If any action, suit or proceeding shall be brought against any Indemnified Person in respect of which indemnity may be sought against the Company or the Controlling Selling Stockholder, such Indemnified Person shall promptly notify the parties against whom indemnification is being sought (the "indemnifying parties"), and such indemnifying parties shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Such Indemnified Person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the indemnifying parties have agreed in writing to pay such fees and expenses, (ii) the indemnifying parties have failed to assume the defense and employ counsel or (iii) the named parties to any such action, suit, investigation or proceeding (including any impleaded parties) include both such Indemnified Person and the indemnifying parties and representation of such Indemnified Person and any indemnifying party by the same counsel would, in the reasonable judgment of the Indemnified Person, be inappropriate due to actual or potential differing interests between them (in which case the indemnifying party shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Indemnified Person). It is understood, however, that the indemnifying parties shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by the Representatives, and that all such fees and expenses shall be reimbursed as they are incurred. The indemnifying parties shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent, which consent shall not be unreasonably withheld, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the indemnifying parties agree to indemnify and hold harmless any

Indemnified Person, to the extent provided in the preceding paragraph, from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

               c. Each Selling Stockholder (excluding the Controlling Selling Stockholder) agrees, severally and not jointly, to indemnify and hold harmless each Indemnified Person, the Company, its directors, its officers who sign the Registration Statement, and any person who controls the Company within the meaning of Section 15 of the 1933 Act to the same extent as the foregoing indemnity from the Company and the Controlling Selling Stockholder to each Underwriter, but only with respect to the information furnished in writing by or on behalf of such Selling Stockholder expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus, or any amendment or supplement thereto. If any action, suit, investigation or proceeding shall be brought against any Indemnified Person, the Company, any of its directors, any such officer, or any such controlling person of the Company, based on the Registration Statement, the Prospectus or any preliminary Prospectus or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Selling Stockholder pursuant to this paragraph (c), such Selling Stockholder shall have the rights and duties given to the Company and the Controlling Selling Stockholder by paragraph (b) above, and each Indemnified Person, the Company, its directors, any such officer, and any such controlling person of the Company shall have the rights and duties given to the Indemnified Persons by paragraph (b) above.

               d. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, any person who controls the Company within the meaning of Section 15 of the 1933 Act and the Selling Stockholders, to the same extent as the foregoing indemnity from the Company and the Selling Stockholders to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus, or any amendment or supplement thereto. If any action, suit, investigation or proceeding shall be brought against the Company, any of its directors, any such officer, any such controlling person or any Selling Stockholder based on the Registration Statement, the Prospectus or any preliminary prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph (d), such Underwriter shall have the rights and duties given to the Company and the Controlling Selling Stockholders by paragraph (b) above, and the Company, its directors, any such officer and any such controlling person, and the Selling Stockholders, shall have the rights and duties given to the Indemnified Persons by paragraph (b) above.

               e. If the indemnification provided for in this Section 9 is unavailable to, or insufficient to hold harmless, an indemnified party under paragraphs (a), (c) or (d) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or judicial determination, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus or, if Rule 434 is used, the corresponding location on the Term Sheet. The relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The indemnity and contribution obligations of the Company and the Selling Stockholders set forth herein shall be in addition to any liability or obligation the Company or the Selling Stockholders may otherwise have to any Indemnified Person.

               f. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 9 were determined by a PRO RATA allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 9, no Underwriter (or any of its related Indemnified Persons) shall be required to contribute (whether pursuant to subsection (d) or (e) or otherwise) any amount in excess of the underwriting discount applicable to the Securities underwritten by such Underwriter. Notwithstanding the provisions of this Section 9, no Selling Stockholder shall be required to contribute (whether pursuant to subsection (a), (c) or (e) or otherwise) any amount in excess of the net proceeds received by such Selling Stockholder from the sale of the Securities contemplated hereby. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to the respective numbers of Securities set forth opposite their names in Schedule II hereto (or such numbers of Securities increased as set forth in Section 12 hereof) and not joint.

               g. No indemnifying party shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such action, suit or proceeding.

               h. Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 9 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 9 and the representations and warranties of the Company and the Selling Stockholders set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Indemnified Person, the Company, its directors or officers or the Selling Stockholders, any director, officer or partner of a Selling Stockholder or any person controlling the Company or any Selling Stockholder, (ii) acceptance of any Securities and payment therefor hereunder and (iii) any termination of this Agreement.

               i. The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof, including, without limitation, the provisions of this Section 9, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 9 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement and Prospectus as required by the 1933 Act and the 1934 Act.

          10. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters to purchase the Initial Securities hereunder are subject to the following conditions:

               a. The Registration Statement, including any Rule 462(b) Registration Statement, shall have become effective on the date hereof; no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act nor shall proceedings therefor have been initiated or threatened by the Commission. If the Company has elected to rely upon Rule 430A, Rule 430A Information previously omitted from the effective Registration Statement pursuant to Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period and the Company shall have provided evidence satisfactory to the Underwriters of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A. If the Company has elected to rely upon Rule 434, a Term Sheet shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period.

               b.   The Underwriters shall have received:

                    (i) The favorable opinion, dated as of the Closing Date, of Graham & James LLP, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

               A. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

               B. The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement.

               C. To the best of their knowledge, the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required.

               D. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to the Underwriting Agreement or reservations, agreements, employee benefit plans or the exercise of convertible securities or options referred to in the Prospectus); and the shares of issued and outstanding capital stock of the Company, including the Common Stock, have been duly authorized and validly issued and are fully paid and non-assessable; and to the best of their knowledge, none of the outstanding shares of capital stock of the Company was issued in violation of or are not otherwise subject to any preemptive rights or other similar rights.

               E. The Securities to be purchased by the Underwriters from the Company and the shares of Common Stock to be issued to and sold by the Selling Stockholders upon exercise of outstanding options or warrants have been duly authorized for issuance and sale and (i) when issued and delivered by the Company to the Underwriters pursuant to the Underwriting Agreement against payment of the consideration set forth in the Underwriting Agreement and (ii) in the case of shares of Common Stock to be sold by the Selling Stockholders to the Underwriters upon exercise of outstanding options or warrants, upon exercise and payment to the Company of the respective exercise prices, will be validly issued and fully paid and non-assessable; and the issuance of the Securities is not subject to preemptive or other similar rights.

               F. To the best of their knowledge and information, except as described in the Prospectus, there are no outstanding options, warrants or other rights granted to or by the Company to purchase shares of Common Stock or other securities of the Company and there are no commitments, plans or arrangements to issue any shares of Common Stock or other securities.

               G. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

               H. The form of certificate used to evidence each of the Securities is in due and proper form and complies with all applicable statutory requirements.

               I. To the best of their knowledge, there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Registration Statement other than those disclosed therein, and all pending legal or governmental proceedings known to us to which the Company or the Subsidiary is a party or to which any of their respective properties is subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material.

               J. The information in the Prospectus under "Risk Factors-- Shares Eligible for Future Sale," "Business--Cytopathology-- Cytopathology Sales and Marketing," "--Microbiology--Microbiology Products--alamarBlue," "--Microbiology--Microbiology Products--KB
          Reader," "--Facilities," "--Legal Proceedings," "Management--Director Compensation," "--Employment, Severance and Separation Agreements," "- -Stock Option Plans," "Certain Relationships and Related Transactions" and "Description of Capital Stock" and in the Registration Statement under Item 15, to the extent that it constitutes matters of law, summaries of legal matters, documents or pro-ceedings, or legal conclusions, has been reviewed by them and is correct in all material respects and fairly and correctly presents the information called for with respect thereto.

               K. To the best of their knowledge, there are no contracts, indentures, mortgages, loan agreements, deeds, trusts, notes, leases, subleases, voting trusts, voting agreements or other instruments or agreements required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed as exhibits or incorporated by reference thereto and the descriptions thereof or references thereto are correct; and to the best of their knowledge, no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting trust, voting agreement or other instrument or agreement of the Company or any of its subsidiaries.

               L. The Company has the corporate power and corporate authority to execute and deliver this Agreement and each of the Related Agreements and to perform its respective obligations contemplated hereby and thereby. The execution and delivery of this Agreement and each of the Related Agreements by the Company and the consummation of the transactions contemplated hereby and thereby have been duly authorized by requisite corporate action on the part of the Company. This Agreement and each of the Related Agreements have been duly executed and delivered by the Company and each of this Agreement and the Related Agreements is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in proceeding in equity or at law).

               M. No authorization, approval, consent or order of any court or governmental authority or agency is required in connection with the offering, issuance or sale of the Securities to the Underwriters, except such as may be required under the 1933 Act or the 1933 Act Regulations or state securities or blue sky laws or the rules and regulations of the NASD; and the execution, delivery and performance of this Agreement and each of the Related Agreements and the consummation of the transactions contemplated herein and therein and the compliance by the Company with its obligations hereunder and thereunder will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any material contract, indenture, mortgage, loan agreement, note, deed, trust, lease, sublease, voting trust, voting agreement or other instrument or agreement known to them after due inquiry to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or bylaws of the Company or any of its subsidiaries, or any applicable statute, law, rule, regulation, ordinance, code, decision, directive or order.

               N. To the best of their knowledge and information, the Company and its subsidiaries possess and are in compliance with all permits issued by the appropriate regulatory body or agency, including the Food and Drug Administration and any foreign regulatory agency performing similar functions, necessary to conduct the businesses now operated by them, except where the failure to so possess or comply with any permit would not have, singly or in the aggregate, a material adverse effect on the business or condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise. To the best of their knowledge and information, there are no proceedings, pending or threatened, which if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the business or condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise.

               O. Except as described in the Prospectus, to the best of their knowledge, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

               P. The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

               Q. All sales of the Company's capital stock during the three years immediately prior to the date hereof were at all relevant times duly registered or exempt from the registration requirements of the 1933 Act.

               R. To the best of their knowledge, the Company and its subsidiaries are in compliance with, and conduct their respective businesses in conformity with, all applicable laws and regulations relating to the operation of its business as described in the Registration Statement, except to the extent that any failure so to comply or conform would not have a material adverse effect upon the business or condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise.

               S. The Registration Statement has become effective under the 1933 Act; any required filing of the Prospectus, and any supplements thereto or the Term Sheet, pursuant to Rule 424(b) and if applicable, Rule 434, has been made in the manner and within the time period required; and to the best of their knowledge and information, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings therefor have been instituted or are pending or threatened under the 1933 Act.

               T. The Registration Statement, including any Rule 462(b) Registration Statement, the Rule 430A Information and the Rule 434 Information, as applicable, the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

               U. The documents incorporated by reference in the Prospectus (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which no opinion need be rendered), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder.

               V. If Rule 434 has been relied upon, the Prospectus was not "materially different," as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it became effective.

                    (ii) The favorable opinion, dated as of the Closing Date, of Townsend and Townsend and Crew LLP, patent counsel for the Company with respect to matters in connection with the Alamar microbiology technology of the Company and the trade secret litigation which occurred from late 1994 until early 1996, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                            A.   To the best of their knowledge, the
          information in the Prospectus under "Risk Factors--Protection of Intellectual Property," and "Business--Intellectual Property," insofar as it relates to patent matters in connection with the Alamar microbiology technology of the Company and the trade secret litigation which occurred from late 1994 until early 1996, to the extent that it constitutes matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has be en reviewed by them and is correct in all material respects and fairly and correctly presents the information called for with respect thereto.

                            B. To the best of their knowledge, there are no pending, threatened or contemplated legal or governmental proceedings, or allegations on the part of any person of infringement, relating to patent rights, trade secrets, trademarks, service marks, copyrights or other proprietary information or know-how of the Company.

                            C. To the best of their knowledge, the Alamar microbiology technology of the Company is not infringing on or otherwise violating any patents, trade secrets, trademarks, service marks, copyrights or other proprietary information or know-how of any persons, except as set forth in the Prospectus, and to the best of their knowledge, without conducting any independent investigation, no person is infringing on or otherwise violating any patents of the Company in a way in which could materially affect the use thereof by the Company.

                            D. To the best of their knowledge, pursuant to a settlement agreement (the "Settlement Agreement") between the Company and Difco Laboratories, Inc. ("Difco"), Difco has covenanted not to sue the Company and its direct and indirect wholly-owned subsidiaries and, subject to certain restrictions, their successors, for infringement of U.S. Patent No. 5,164,301 (the "'301 Patent"), assigned to Difco, for the manufacture, sale, offer for sale, use, import or other disposal of any technology described in the '301 Patent. The Settlement Agreement is duly executed, validly binding and enforceable in accordance with its terms and, to the best of their knowledge, the Company is not in default (declared or undeclared) of any material provision of the Settlement Agreement.

                            E. The Company is listed in the records of the United States Patent and Trademark Office ("PTO") as the sole assignee of record of U.S. Patent No. 5,501,959. To the best of their knowledge, there are no asserted or unasserted claims of any persons relating to the scope or ownership of such patent, there are no liens which have been filed against such patent and there are no material defects of form in the preparation or filing of such patent.

                            F. The Company is listed in the records of the appropriate foreign patent offices as the sole assignee of record of European Patent No. 0454784 (herein called the "Foreign Patent") and Japanese Patent Application No. 503076/90 and Canadian Patent Application No. 2044265-4 (herein called the "Foreign Applications"). To the best of their knowledge, there are no asserted or unasserted claims of any persons relating to the scope or ownership of the Foreign Patent or the Foreign Applications, there are no liens which have been filed against the Foreign Patent or the Foreign Applications, there are no material defects of form in the preparation or filing of the Foreign Applications, the Foreign Applications are being diligently prosecuted, and none of the Foreign Applications has been finally rejected or abandoned.

                            G. Nothing has come to their attention that leads them to believe that the Foreign Applications will not eventuate in issued patents, or that any patents issued in respect of any such Foreign Applications will not be valid or will not afford the Company reasonable patent protection relative to the claimed subject matter thereof.

                            H. To the best of their knowledge, all pertinent prior art references known to the Company or its counsel during the prosecution of the applications which resulted in the issuance of U.S. Patent No. 5,501,959 were disclosed to the PTO and, to the best of their knowledge, neither such counsel nor the Company made any misrepresentation to, or concealed any material fact from, the PTO during such prosecution.

          In giving their opinions required by subsection (b)(ii) of this
Section 10, Townsend and Townsend and Crew LLP shall additionally state that nothing has come to their attention that leads them to believe that, with respect to the subject matter of the foregoing opinions, the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective, in which case at the time it is first provided to the Underwriters for such use) or at the Closing Date or the Option Closing Date, as the case may be, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (iii) The favorable opinion, dated as of the Closing Date, of Banner & Allegretti, Ltd., patent counsel for the Company other than with respect to patent matters relating to the Alamar microbiology technology and the trade secret litigation which occurred from late 1994 until early 1996, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

               A. To the best of their knowledge, the information in the Prospectus under "Risk Factors--Protection of Intellectual Property," "--Microbiology--Microbiology Products--KB Reader" and "--Intellectual Property," other than with respect to patent matters relating to the Alamar microbiology technology and the trade secret litigation which occurred from late 1994 until early 1996, to the extent that it constitutes matters of intellectual property law, summaries of intellectual property legal matters, documents or proceedings, or legal conclusions relating to intellectual property, has been reviewed by them and is correct in all material respects and fairly and correctly presents the information called for with respect thereto.

               B. To the best of their knowledge, there are no pending or threatened legal or governmental proceedings, nor allegations on the part of any person of infringement, relating to patent rights, trade secrets, trademarks, service marks, copyrights or other proprietary information or know-how of the Company and, to the best of their knowledge, no such proceedings are threatened or contemplated.

               C. To the best of their knowledge, the Company is not infringing on or otherwise violating any patents, trade secrets, trademarks, service marks, copyrights or other proprietary information or know-how of any persons, and no person is infringing on or otherwise violating any of the Company's patents, trade secrets, trademarks, service marks, copyrights or other proprietary information or know-how of the Company in a way in which could materially affect the use thereof by the Company.

               D. To the best of their knowledge, the Company owns or possesses sufficient licenses or other rights to use all patents, trade secrets, trademarks, service marks or other proprietary information or know-how necessary to conduct the business now being or proposed to be conducted by the Company as described in the Prospectus.

               E. Documents have been submitted to the United States Patent and Trademark Office ("PTO") sufficient to cause the Company to be listed as the sole assignee of record of each of the applications listed on Schedule I hereto (herein called the "Applications"). To the best of their knowledge, there are no asserted or unasserted claims of any persons relating to the scope or ownership of the Applications, there are no liens which have been filed against any of the Applications, there are no material defects of form in the preparation or filing of the Applications, the Applications are being diligently prosecuted, and none of the Applications has been finally rejected or abandoned.

               F. Documents have been submitted to the appropriate foreign patent offices sufficient to cause the Company to be listed as the sole assignee of record of each of the foreign applications listed on
          Schedule II hereto (herein called the "Foreign Applications"). To the best of their knowledge, there are no asserted or unasserted claims of any persons relating to the scope or ownership of the Foreign Applications, there are no liens which have been filed against any of the Foreign Applications, there are no material defects of form in the preparation or filing of the Foreign Applications, the Foreign Applications are being diligently prosecuted, and none of the Foreign Applications has been finally rejected or abandoned.

               G. Nothing has come to their attention that leads them to believe that the Applications and the Foreign Applications will not eventuate in issued patents, or that any patents issued in respect of any such Applications or Foreign Applications will not be valid or will not afford the Company reasonable patent protection relative to the subject matter thereof.

               H. The Company is the non-exclusive licensee of the United States and foreign patents and patent applications listed on Schedule III and is the exclusive licensee of the United States and foreign patents and patent applications listed on Schedule IV. All such licenses are duly executed, validly binding and enforceable in accordance with their terms and, to the best of their knowledge, the Company is not in default (declared or undeclared) of any material provision of any such licenses.

               I. To the best of their knowledge, all material prior art references known to the Company or its counsel during the prosecution of the Applications were disclosed to the PTO and, to the best of their knowledge, neither such counsel nor the Company made any misrepresentation to, or concealed any material fact from, the PTO during such prosecution.

               J. To the best of their knowledge, the Company takes security measures adequate to assert trade secret protection in its non-patented technology.

               K. The agreements executed by the Company's employees, consultants and other advisors respecting trade secrets, confidentiality, or intellectual property rights are valid, binding and enforceable in accordance with their express terms.

               L. After due inquiry, we believe that the technology necessary to conduct the business now being and proposed to be conducted by the Company as described in the Prospectus does not infringe upon or misappropriate any proprietary rights originating with the Swedish Fund for Industrial Development or Vanellus AB.

          In giving their opinions required by subsection (b)(iii) of this
Section 10, Banner & Allegretti, Ltd. shall additionally state that nothing has come to their attention that leads them to believe that, with respect to licenses, patents, trade secrets, copyrights or other proprietary information or know-how owned or used by the Company which are the subject of the foregoing opinions, the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective, in which case at the time it is first provided to the Underwriters for such use) or at the Closing Date or the Option Closing Date, as the case may be, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (iv) The favorable opinion, dated as of the Closing Date, of McKenna & Cuneo, L.L.P., regulatory counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

               A. The statements in the Registration Statement under the captions "Risk Factors--Government Regulation" and "Business-- Government Regulation," to the best of such counsel's knowledge and belief, are accurate and complete statements or summaries of the United States Food and Drug Administration ("FDA") matters therein set forth.

               B. Such counsel is not aware of any adverse legal or governmental proceedings pending or threatened relating to products or potential products of the Company, or any such proceedings threatened or contemplated by governmental authorities or other.

               C. To the best of their knowledge and information, the Company and its subsidiaries are in compliance with, and conduct their respective businesses in conformity with, all applicable FDA laws and regulations relating to the operation of its business as described in the Registration Statement, except to the extent that any failure so to comply or conform would not have a material adverse effect upon the business or condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise.

          In giving their opinions required by subsection (b)(iv) of this
Section 10, McKenna & Cuneo, L.L.P. shall additionally state that nothing has come to their attention that leads them to believe that, with respect to regulatory matters of the Company which are the subject of the foregoing opinions, the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective, in which case at the time it is first provided to the Underwriters for such use) or at the Closing Date or the Option Closing Date, as the case may be, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (v) The favorable opinion, dated as of the Closing Date, of Skadden, Arps, Slate, Meagher & Flom, counsel for the Underwriters with respect to the issuance and sale of the Securities, the Registration Statement and the Prospectus and such other related matters as the Underwriters shall reasonably request.

               (vi) The favorable opinion, dated as of the Closing Date, of Graham & James LLP, counsel for the Selling Stockholders with respect to the sale of the Securities, the Registration Statement and the Prospectus and such related matters as the Underwriter shall reasonably request, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

               A. Each Custody Agreement has been duly executed and delivered by each Selling Stockholder and the execution and delivery of this Agreement on behalf of each of the Selling Stockholders by the Attorneys-in-Fact, or either of them, has been duly authorized by all necessary action (whether corporate or other) by each Selling Stockholder and constitutes legal, valid, binding and enforceable instruments of each of the Selling Stockholders. The Underwriting Agreement had been duly authorized, executed and delivered by or on behalf of each Selling Stockholder.

               B. To the best of their knowledge, each Selling Stockholder has full right, power and authority and any approval required by law to sell, transfer and deliver the Securities to be offered by such Selling Stockholder pursuant to this Agreement.

               C. By delivery of a certificate or certificates representing the Securities to be offered by a Selling Stockholder pursuant to this Agreement, and upon the receipt of payment therefor as contemplated herein, such Selling Stockholder will transfer to the Underwriters who have purchased such Securities good and marketable title to such Securities, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

               D. The execution and delivery of this Agreement and the Custody Agreement by the Selling Stockholders and the consummation of the transactions contemplated herein and therein will not conflict with, constitute a breach of, or a default under any material contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting trust, voting agreement or other instrument or agreement known to such counsel to which any Selling Stockholder is a party or by which any of them or any of their assets or property is bound, or violate the charter documents, by-laws, partnership agreement or comparable governing document of any Selling Stockholders or any statute, law, rule, regulation, ordinance, code, decision, directive or order known to such counsel to be applicable to any Selling Stockholder or to any of the property or assets of any Selling Stockholder, except for any such conflicts, breaches, defaults or violations that would not have a material adverse effect on the ability of such Selling Stockholder to consummate the transactions contemplated by this Agreement and by the Custody Agreement.

               E. Each Attorney-in-Fact has been authorized by the Selling Stockholders to deliver the Securities on behalf of the Selling Stockholders in accordance with the terms of this Agreement.

               (vii) In giving their opinions required by subsections (b)(i) and
     (b)(vi) and (b)(v), respectively, of this Section 10, Graham & James LLP and Skadden, Arps, Slate, Meagher & Flom shall each additionally state that nothing has come to their attention that leads them to believe that the Registration Statement (except for financial statements and schedules and other financial information included therein, as to which counsel need make no statement), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and schedules and other financial information included therein, as to which counsel need make no statement), as of its date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective, in which case at the time it is first provided to the Underwriters for such use) or at the Closing Date or the Option Closing Date, as the case may be, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               c. (i) There shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (ii) the representations and warranties of the Company in Section 7 hereof shall be true and correct with the same force and effect as though expressly made at and as of the Closing Date, except to the extent that any such representation or warranty relates to a specific date, (iii) the Company shall have complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date, (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission and (v) the Representatives shall have received a certificate, dated the Closing Date and signed by the President or any Vice President and the chief financial or accounting officer of the Company to the effect set forth in clauses (i), (ii), (iii) and (iv) above.

               d. At the time of the execution of this Agreement, the Underwriters shall have received from KPMG Peat Marwick LLP a letter dated such date, in form and substance satisfactory to the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

               e. The Underwriters shall have received from KPMG Peat Marwick LLP a letter, dated as of the Closing Date, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Date.

               f. The Securities shall have been approved for quotation on NASDAQ.

               g. The representations and warranties of each Selling Stockholder in Section 8 shall be true and correct with the same force and effect as though expressly made at and as of the Closing Date, except to the extent that any such representation or warranty relates to a specific date; and each Selling Stockholder shall have complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date. The Representatives shall have received a certificate, dated as of the Closing Date and signed by or on behalf of each Selling Stockholder, to the effect set forth in this subsection g.

               h. In the event that the Underwriters exercise their option provided in Section 2 hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company hereunder shall be true and correct as of the Option Closing Date and, at the relevant Option Closing Date, the Underwriters shall have received:

                    (1) A certificate, dated such Option Closing Date, of the President or any Vice President of the Company and of the chief financial or accounting officer of the Company confirming that the certificate delivered at the Closing Date pursuant to Section 10(c) hereof remains true and correct as of such Option Closing Date.

                    (2) The favorable opinion of Graham & James LLP, in form and substance satisfactory to counsel for the Underwriters, dated such Option Closing Date, relating to the Option Securities to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Sections 10(b)(i) and 10(b)(vii) hereof.

                    (3) The favorable opinion of Townsend and Townsend and Crew LLP, in form and substance satisfactory to counsel for the Underwriters, dated such Option Closing Date to the same effect as the opinion required by Section 10(b)(ii) hereof.

                    (4) The favorable opinion of Banner & Allegretti, Ltd., in form and substance satisfactory to counsel for the Underwriters, dated such Option Closing Date to the same effect as the opinion required by Section 10(b)(iii) hereof.

                    (5) The favorable opinion of McKenna & Cuneo, L.L.P., in form and substance satisfactory to counsel for the Underwriters, dated such Option Closing Date to the same effect as the opinion required by Section 10(b)(iv) hereof.

                    (6) The favorable opinion of Skadden, Arps, Slate, Meagher & Flom, counsel for the Underwriters, dated such Option Closing Date, relating to the Option Securities to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Sections 10(b)(v) and 10(b)(vii) hereof.

                    (7) A letter from KPMG Peat Marwick LLP in form and substance satisfactory to the Underwriters and dated such Option Closing Date, substantially the same in form and substance as the letter furnished to the Underwriters pursuant to Section 10(e) hereof, except that the "specified date" in the letter furnished pursuant to this Section 10(h)(7) shall be a date not more than three business days prior to such Option Closing Date.

               i. At the date of this Agreement, the Underwriters shall have received lock-up agreements in form and substance satisfactory to the Underwriters by the persons listed on Schedule B hereto.

               j. Counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

               k. The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

               l. Any certificate or document signed by any officer of the Company or any Attorney-in-Fact or any Selling Stockholder and delivered to you, as Representatives of the Underwriters, or to counsel for the Underwriters, shall be deemed a representation and warranty by the Company, the Selling Stockholders or the particular Selling Stockholder, as the case may be, to each Underwriter as to the statements made therein.

               m. If any condition specified in this Section 10 shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities, on an Option Closing Date which is after the Closing Date, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Date or such an Option Closing Date as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 11 and except that Sections 7, 8 and 9 shall survive any such termination and remain in full force and effect.

          11. EXPENSES. The Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it and the Selling Stockholders of their respective obligations hereunder: (i) the preparation, printing or reproduction, and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each preliminary prospectus, the Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight and charges for counting and packaging) of such copies of the Registration Statement, each preliminary prospectus, the Prospectus, and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the original issuance and sale of the Securities; (v) the quotation of the Securities on NASDAQ; (vi) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 5(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification); (vii) the filing fees and the reasonable fees and expenses of counsel for the Underwriters incident to securing any required review by the NASD; (viii) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company and the Selling Stockholders; and (ix) the fees and expenses of the Custodian in connection with the performance of its duties under the Custody Agreements.

          If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (otherwise than pursuant to the second paragraph of Section 12 or pursuant to clauses (ii), (iii), (iv) and (v) of Section 13 hereof) or if this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company or any of the Selling Stockholders to comply, in any material respect, with the terms or fulfill, in any material respect, any of the conditions of this Agreement, the Company agrees to reimburse the Representatives for all reasonable out-of-pocket expenses (including reasonable fees and expenses of counsel for the Underwriters) incurred by you in connection herewith.

          12. EFFECTIVE DATE OF AGREEMENT. This Agreement shall become effective: (i) upon the execution and delivery hereof by or on behalf of the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Securities may commence, when notification of the effectiveness of the Registration Statement or such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Company, by notifying you, or by you, as Representatives of the several Underwriters, by notifying the Company and the Selling Stockholders.

          If one or more of the Underwriters shall fail on the Closing Date to purchase the Initial Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

               a. if the number of Defaulted Securities does not exceed 10% of the number of Initial Securities, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

               b. if the number of Defaulted Securities exceeds 10% of the number of Initial Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

          No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

          In the event of any such default which does not result in a termination of this Agreement, either the Representatives or the Company shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 12.

          Any notice under this Section 12 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

          13. TERMINATION OF AGREEMENT. a. The Underwriters may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Date or Option Closing Date, as the case may be, (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (ii) if there has occurred any change in the financial markets in the United States or elsewhere or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which is such as to make it, in your judgement, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, (iii) if trading in the Common Stock has been suspended by the Commission, or if trading generally on the American Stock Exchange, the New York Stock Exchange or in the over-the-counter markets has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by such exchange or markets or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal, New York or Illinois authorities, (iv) the enactment, publication, decree or other promulgation of any Federal or state statute, regulation, rule or order of any court or other governmental authority which in your judgement materially and adversely affects or may materially or adversely affect the business or operations of the Company and its subsidiaries or (v) the taking of any action by any Federal, state or local government or agency in respect of its monetary or fiscal affairs which in your judgement has a material adverse effect on the securities markets in the United States, and would in your judgement make it impracticable or inadvisable to market the Securities or to enforce any contract for the sale thereof.
Notice of such termination may be given by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

               b. If this Agreement is terminated pursuant to this Section 13, such termination shall be without liability of any party to any other party except as provided in Section 11 and provided further that Sections 7, 8 and 9 shall survive such termination and remain in full force and effect.

          14. INFORMATION FURNISHED BY THE UNDERWRITERS. The statements set forth in the last paragraph on the cover page, the stabilization legend on the inside front cover page, and the statements under the caption "Underwriting" in any preliminary prospectus and in the Prospectus constitute the only information furnished by or on behalf of the Underwriters through you as such information is referred to in Sections 7(a) and 9 hereof.

          15. MISCELLANEOUS. Except as otherwise provided in Sections 5, 12 and 13 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Company at the office of the Company or the Selling Stockholders at AccuMed International, Inc., 900 North Franklin Street, Suite 401, Chicago, Illinois 60610, Attention: Peter P. Gombrich, President and Chief Executive Officer; or (ii) if to you, as Representatives of the several Underwriters, care of Tucker Anthony Incorporated, One World Trade Center, 200 Liberty Street, Third Floor, New York, New York 10281, Attention: Syndicate Department.

          16. APPLICABLE LAW; COUNTERPARTS. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois applicable to contracts made and to be performed within the State of Illinois. This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

          17. SUCCESSORS. This Agreement has been and is made solely for the benefit of the several Underwriters, the Company, its directors and officers, the other persons referred to in Section 9 hereof and the Selling Stockholder and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Securities in his status as such purchaser.

          Please confirm that the foregoing correctly sets forth the agreement among the Company, the Selling Stockholders and the several Underwriters.

                                   Very truly yours,

                                   ACCUMED INTERNATIONAL, INC.



                                   By:
                                      ---------------------------------
                                        Peter P. Gombrich
                                        President and Chief
                                        Executive Officer


                                   Each of the Selling Stockholders named in
                                   Schedule I hereto


                                   By:
                                      ---------------------------------
                                        Peter P. Gombrich
                                        Attorney-in-Fact


                                   By:
                                      ---------------------------------
                                        Jude Augustine
                                        Attorney-in-Fact



TUCKER ANTHONY INCORPORATED
VECTOR SECURITIES INTERNATIONAL, INC.

As Representatives of the Several Underwriters

By: TUCKER ANTHONY INCORPORATED


By:
   --------------------------------------
         Vice President

                                   SCHEDULE I

                           ACCUMED INTERNATIONAL, INC.


     Selling Stockholders               Number of Initial Securities

     Peter Gombrich                          250,000
     Robert Priddy                           200,000
     Clarion Capital Corp.                   150,000
     Commonwealth Associates                 100,000
     Michael Falk                            100,000
     Gallagher Investment Corp.               72,000
     Richard Friedman                         71,630
     Hultquist Capital LLC                    54,327
     John Robinson                            50,000
     G&G Diagnostics LP I                     50,000
     Fred Kassner                             48,000
     John H. Abeles                           41,020
     Andrew B. Hart                           40,000
     Charles Potter                           40,000
     William R. and Barbara J. Schoen         40,000
     George B. and Anna M. Pocisk             36,000
     Ann F. Gallagher                         35,000
     Christopher C. Gallagher                 35,000
     Vincent LaBarbara                        30,000
     J.A. Cardwell                            30,000
     John Luck                                30,000
     G & G Dispensing, Inc.                   28,000
     Anne Falk                                25,000
     American Equities Overseas, Inc.         25,000
     Jack H. Halperin                         20,000
     Frederick J. Oswald                      20,000
     James A. Cardwell, Jr.                   20,000
     Broadmark Capital Corporation            15,600
     P.L. Thomas Group, Inc.                  15,500
     Richard Corbin                           15,000
     Leslie Hannefy                           15,000
     Michael Burke                            12,000
     Alan Hammerman                           12,000
     Stephen Warner                           11,379
     Murray Segal                             10,298
     Richard A. Voell                         10,000
     Shiela Y. Schiller                       10,000
     Suzanne Schiller                         10,000
     Cathy Ross                               10,000
     Joel S. Kanter                            9,215
     Philip L. Thomas                          8,500
     Leonard M. Schiller                       8,000
     Hamilton T. Bailey                        8,000
     Joseph L. Schocken                        7,895
     Donald M. Earhart                         7,700

     Paul Lavallee                             7,500
     Joseph D. Ferrone, M.D.                   6,400
     Alan Ebler                                6,000
     David Panvelle                            6,000
     Peggy Howard                              6,000
     Peter Korreng                             6,000
     Sharon Gignac                             6,000
     Paul Goldenheim                           5,000
     Robert O'Sullivan                         5,000
     Henry T. Wilson                           4,050
     Wertheimer Partnership                    4,000
     Keith Rosenbloom                          4,000
     Robert Tucker                             3,530
     Basil Ascuitto                            1,988
     Marc Siegel                               1,988
     Alan C. and Linda Alhadeff                1,906
     Leslie Group                              1,788
     Marco Giudice                             1,367
     Vincent Ricciardi                         1,367
     Russell Bailenson                         1,000
     Eric Rand                                   597


               Total                       1,918,545
                                           ---------
                                           ---------

                                   SCHEDULE II

                           ACCUMED INTERNATIONAL, INC.

                   Number of Initial  Number of Initial     Total Number of Ini-
                   Securities to be   Securities to be      tial Securities to
                   Purchased from     Purchased from the    be Purchased under
Underwriter        the Company        Selling Stockholders  the Agreement
- -----------        -----------------  --------------------  --------------------

Tucker Anthony
 Incorporated
Vector Securities
 International, Inc.